--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549


                        --------------

                           FORM 8-K


                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


              Date of Report :  October 16, 1996
              (Date of earliest event reported)


                       ORNDA HEALTHCORP
   -------------------------------------------------------
    (Exact name of registrant as specified in its charter)


   Delaware                       1-11591                       75-1776092
---------------              ----------------               -------------------
(State or other              (Commission File                (I.R.S. Employer
jurisdiction of                   Number)                   Identification No.)
incorporation)


  3401 West End Avenue, Suite 700, Nashville, Tennessee 37203
     ---------------------------------------------------
     (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:

                        (615) 383-8599
              ----------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 1.     CHANGES IN CONTROL OF REGISTRANT.

            (b) On October 16, 1996, Tenet Healthcare Corporation ("Tenet"), OHC Acquisition Co., a wholly owned subsidiary of Tenet ("Sub"), and OrNda Healthcorp (the "Corporation") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing, subject to the terms and conditions set forth therein, for the merger of Sub with and into the Corporation (the "Merger"). Pursuant to the terms of the Merger Agreement, stockholders of the Corporation will receive in the Merger 1.35 shares of common stock of Tenet in exchange for each share of common stock of the Corporation. The shares of Tenet common stock to be issued in the Merger will be registered under the Securities Act of 1933, as amended.

       On October 17, 1996, the Corporation entered into a Stock Option Agreement (the "OrNda Stock Option Agreement") with Tenet whereby the Corporation has granted to Tenet an option to purchase up to 11,608,358 shares of the Corporation's common stock at a price of $29.869 per share, exercisable only upon the occurrence of certain events. Also on October 17, 1996, Tenet entered into a Stock Option Agreement (together with the OrNda Stock Option Agreement, the "Stock Option Agreements") with the Corporation whereby Tenet has granted to the Corporation an option to purchase up to 28,388,098 shares of Tenet's common stock at a price of $22.125 per share, exercisable only upon the occurrence of certain events.

       In addition, on October 17, 1996, Tenet and certain stockholders of the Corporation entered into certain Stockholder Voting Agreements (the "Stockholder Voting Agreements") providing, subject to the terms and conditions set forth therein, that such stockholders will vote the shares of stock of the Corporation held by them in favor of the Merger.

       Consummation of the merger is subject to the approval of the Corporation's and Tenet's stockholders, regulatory approvals, and the satisfaction or waiver of various other conditions as more fully described in the Merger Agreement.

       Copies of the Merger Agreement, the Stockholder Voting Agreements, the Stock Option Agreements and the related press release are attached as exhibits hereto and are incorporated herein by reference.

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits

       2.1 Agreement and Plan of Merger, dated as of October 16, 1996, among Tenet Healthcare Corporation, OHC Acquisition Co. and OrNda Healthcorp

       10.1 Stock Option Agreement, dated October 17, 1996, between OrNda Healthcorp, as Grantee, and Tenet Healthcare Corporation, as Issuer.

       10.2 Stock Option Agreement, dated October 17, 1996, between OrNda Healthcorp, as Issuer, and Tenet Healthcare Corporation, as Grantee.

       99.1 Stockholder Voting Agreement, dated as of October 17, 1996, between Tenet Healthcare Corporation and Charles N. Martin, Jr.

       99.2 Stockholder Voting Agreement, dated as of October 17, 1996, between Tenet Healthcare Corporation and Joseph Littlejohn & Levy Fund, L.P.

       99.3 Press Release, dated October 17, 1996, regarding the Merger.

                          SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             ORNDA HEALTHCORP
                             (Registrant)


                             By: /s/  Ronald P. Soltman
                                 ----------------------
                                  Name:  Ronald P. Soltman
                                  Title: Senior Vice President




Date:  October 30, 1996

                        EXHIBIT INDEX


Exhibit
Number          Exhibit
------          -------

2.1 Agreement and Plan of Merger, dated as of October 16, 1996, among Tenet Healthcare
            Corporation, OHC Acquisition Co. and
            OrNda Healthcorp

10.1        Stock Option Agreement, dated
            October 17, 1996, between OrNda
            Healthcorp, as Grantee, and
            Tenet Healthcare Corporation,
            as Issuer

10.2        Stock Option Agreement, dated
            October 17, 1996, between OrNda
            Healthcorp, as Issuer, and Tenet
            Healthcare Corporation, as Grantee

99.1        Stockholder Voting Agreement, dated as of
            October 17, 1996, between Tenet
            Healthcare Corporation and
            Charles N. Martin, Jr.

99.2        Stockholder Voting Agreement, dated as of
            October 17, 1996, between Tenet
            Healthcare Corporation and
            Joseph Littlejohn & Levy Fund, L.P.

99.3        Press Release, dated October 17, 1996,
            regarding the Merger